UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 12, 2014

SECUREALERT, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 0-23153

Utah	87-0543981
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

150 West Civic Center Drive, Suite 400, Sandy, Utah  84070
(Address of principal executive offices, Zip Code)

Registrant's telephone number, including area code: (801) 451-6141

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On March 12, 2014, SecureAlert, Inc. (“Registrant”) entered into a Share Purchase Agreement (the “SPA”) to purchase from Eli Sabag, an individual residing in Israel (“Seller”), all of the issued and outstanding shares (“Shares”) of GPS Global Tracking and Surveillance System Ltd., a company formed under the laws of and operating in the State of Israel (“GPS Global”). The SPA contains customary representations and warranties and covenants, including provisions for indemnification, subject to the limitations described in the SPA. Seller and certain key employees of GPS Global will enter into employment agreements to continue to operate GPS Global following the closing. The SPA also grants the Seller the right for a three-year period following the closing, to nominate one director to serve on the Registrant’s board and on GPS Global’s board of directors. The closing of the transaction, which is expected to occur on or about April 1, 2014, is subject to customary closing conditions.

The purchase price for the Shares is to be $7,811,404 and is payable in cash and shares of Registrant’s common stock as follows:

•	Cash to Seller of $311,404 at the closing;

•	Shares of Registrant’s common stock valued at $7,500,000, delivered to Seller as follows:

o
Common stock valued at $1,600,000 delivered to Seller at the closing, the number of shares to be determined by dividing $1,600,000 by the weighted average closing price of the Registrant’s common stock for the 60 consecutive trading days ending three business days prior to the closing date (the “Transaction Share Price”);

o
Common stock valued at $2,900,000, the number of shares determined by the Transaction Share Price, delivered to an escrow agent (“Bank”) to be released by Bank to Seller after six months from the closing, conditioned upon Registrant’s verification that GPS Global’s global positioning satellite (“GPS”) products (the “Devices”) meet expected operating specifications;

o
Common stock valued at $1,000,000, the number of shares to be determined by dividing $1,000,000 by the weighted average closing price of the Registrant’s common stock for the 60 consecutive trading days preceding the third business day prior to release of such shares, to be issued to Seller by Registrant within 30 days of certification that GPS Global has sold or leased a minimum of 1,500 of its Devices under revenue-generating contracts; and

o
Common stock valued at $2,000,000,  the number of shares to be determined by dividing $2,000,000 by the weighted average closing price of the Registrant’s common stock for the 60 consecutive trading days preceding the third business day prior to release of such shares, to be issued to Seller by Registrant within 30 days of certification that GPS Global has sold or leased a minimum of 2,500 of its Devices under revenue-generating contracts, in addition to the 1,500 Devices previously mentioned (i.e., a minimum of 4,000 Devices sold or leased).

Registrant has agreed to register the shares of its common stock issued as part of the purchase price by filing a registration statement under the Securities Act of 1933 within 30 days of the closing of the transaction.

As part of the transaction contemplated by the SPA, Registrant loaned to Seller the sum of $311,404 to be used for payment of certain obligations of Seller related to GPS Global’s business.  The loan amount will be credited against the cash portion of the purchase price for the Shares, if the closing occurs on or before April 1, 2014.  If the closing does not occur on or before April 1, 2014, Seller will repay the loan, together with interest thereon at an annual percentage rate of 5%, on or before May 15, 2014.  The terms of this agreement are contained in a Loan Agreement entered into by the Registrant and Seller on March 12, 2014.

In addition, under the SPA, Registrant agreed to provide to GPS Global up to $3,000,000, to facilitate the continuation of GPS Global’s product development business and $188,596 to repay certain accounts payable owed by GPS Global, including amounts owed to two entities owned and controlled by the Seller.  On March 12, 2014, the Registrant entered into a Loan and Funding Agreement (“LFA”) with GPS Global as the borrower to provide the financing contemplated by this covenant in the SPA. The first advance under the LFA was in the amount of $576,337.  Additional amounts will not be made available to GPS Global under the LFA, if at all, until after the closing of the SPA.  If the SPA does not close on or before April 1, 2014, then the amounts advanced under the LFA will be repaid by GPS Global, together with interest at an annual percentage rate of 5%, on or before May 15, 2014.

The description of the SPA, Loan Agreement and LFA in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of these agreements, copies of which is filed as Exhibits 10.1, 10.2 and 10.3 to this report.

Item 8.01  Regulation FD Disclosure.

The Registrant issued a press release on March 18, 2014 to disclose the transaction described in Item 1.01 above.  A copy of the press release is furnished with this Report on Form 8-k as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The audited combined financial statements of GPS Global Surveillance System Ltd., as of and for the years ended December 31, 2013 and 2012, the notes related thereto and the related independent auditor’s report will be filed within 71 calander days of the date of this current report on Form 8-K.

(b)           Pro Forma Financial Information

The pro forma financial information required by this Item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)           Exhibits.

10.1	Share Purchase Agreement* dated as of April 1, 2014, by and between SecureAlert, Inc. and Eli Sabag

10.2	Loan Agreement dated March 12, 2014, by and between SecureAlert, Inc. as lender and Eli Sabag as borrower

10.3	Loan and Funding Agreement dated March 12, 2014, by and between SecureAlert, Inc. as lender and GPS Global Surveillance System Ltd. as borrower

99.1	Press Release dated March 18, 2014

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*
Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company undertakes to furnish as supplemental information copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SecureAlert, Inc.

By: /s/ Guy Dubois

Its: Chairman of the Board

Dated:  March 18, 2014

EXHIBIT INDEX

10.1	Share Purchase Agreement* dated as of April 1, 2014, by and between SecureAlert, Inc. and Eli Sabag

10.2	Loan Agreement dated March 12, 2014, by and between SecureAlert, Inc. as lender and Eli Sabag as borrower

10.3	Loan and Funding Agreement dated March 12, 2014, by and between SecureAlert, Inc. as lender and GPS Global Surveillance System Ltd. as borrower

99.1	Press Release dated March 18, 2014

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*
Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish as supplemental information copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.